Exhibit 10.1
SIXTH AMENDMENT TO FOURTH AMENDED AND
RESTATED CREDIT AGREEMENT
     This SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is effective as of 5th day of February, 2009, by NAVARRE CORPORATION, a Minnesota corporation (“Borrower”), the Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (the “Agent”) for itself and the Lenders under and as defined in the Credit Agreement (as hereinafter defined), and the Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
RECITALS
     WHEREAS, the Borrower, the Credit Parties, the Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of March 22, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower, the Credit Parties, the Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as herein set forth.
     NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Credit Parties, the Agent, and the Lenders hereby agree as follows:
SECTION 1. Amendment. Section 1.5(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
              “(a) Borrower shall pay interest to Agent, for the ratable benefit of Lenders in accordance with the Loans being made by each Lender, in arrears on each applicable Interest Payment Date, at the Index Rate plus 3.75% per annum or, at the election of Borrower, at the applicable LIBOR Rate plus 4.75% per annum.”
SECTION 2. Conditions to Effectiveness. This Amendment shall become effective, as of February 5, 2009, upon Agent’s receipt of an executed copy of this Amendment duly executed by the Borrower, each Credit Party, Agent and each Lender.
SECTION 3. Representations and Warranties. In order to induce the Agent and each Lender to enter into this Amendment, each Credit Party hereby represents and warrants to the Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that:
     (a) all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date;

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     (b) the execution, delivery and performance by such Credit Party of this Amendment has been duly authorized by all necessary corporate, limited liability company or partnership action required on its part and this Amendment, and the Credit Agreement is the legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;
     (c) neither the execution, delivery and performance of this Amendment by such Credit Party, the performance by such Credit Party of the Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Credit Party’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party or any of its Subsidiaries is a party or by which any Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and
     (d) no Default or Event of Default has occurred and is continuing.
SECTION 4. Reference to and Effect Upon the Credit Agreement.
     (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and
     (b) The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute an amendment or waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.
SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.
SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

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SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.
(signature pages follow)

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.
BORROWER:

NAVARRE CORPORATION
By:
Name:
Title:

[Signature Page to Sixth Amendment To Fourth Amended and Restated Credit Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender

By:

Name:

Title:

[Signature Page to Sixth Amendment To Fourth Amended and Restated Credit Agreement]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above by below Persons in their capacity as Credit Parties not as Borrower.

ENCORE SOFTWARE, INC., as Credit Party
By:
Name:
Title:

BCI ECLIPSE COMPANY, LLC, as Credit Party
By:
Name:
Title:

FUNIMATION PRODUCTIONS LTD., as Credit Party
By:	Navarre CP, LLC, its General Partner

By:
Name:
Title:

ANIMEONLINE, LTD (F/K/A THE FUNIMATION STORE LTD.), as Credit Party
By:	Navarre CS, LLC, its General Partner

By:
Name:
Title:

NAVARRE CP, LLC, as Credit Party
By:
Name:
Title:

[Signature Page to Sixth Amendment To Fourth Amended and Restated Credit Agreement]

NAVARRE CLP, LLC, as Credit Party
By:
Name:
Title:

NAVARRE CS, LLC, as Credit Party
By:
Name:
Title:

NAVARRE LOGISTICAL SERVICES, INC., as Credit Party
By:
Name:
Title:

NAVARRE DIGITAL SERVICES, INC., as Credit Party
By:
Name:
Title:

NAVARRE ONLINE FULFILLMENT SERVICES, INC., as Credit Party
By:
Name:
Title:

NAVARRE DISTRIBUTION SERVICES, INC., as Credit Party

By:
Name:
Title:

[Signature Page to Sixth Amendment To Fourth Amended and Restated Credit Agreement]

FUNIMATION CHANNEL, INC., as Credit Party
By:
Name:
Title:

[Signature Page to Sixth Amendment To Fourth Amended and Restated Credit Agreement]